EXECUTION VERSION

ADMINISTRATIVE AMENDMENT, dated as of August 28, 2014 (this “Amendment”), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 30, 2014 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among HANESBRANDS INC., a Delaware corporation (the “Parent Borrower”), MFB INTERNATIONAL HOLDINGS S.À R.L., a société à responsabilité limitée, incorporated and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 33, rue du Puits Romain, L-8070 Bertrange and registered with the Luxembourg Trade and Companies Register under number B 182.082 (the “Lux Borrower”, and together with the Company, the “Borrowers”), the Lenders party thereto, Branch Banking & Trust Company and SunTrust Bank, as the Co-Documentation Agents, Bank of America, N.A. and PNC Bank, National Association, as the Co-Syndication Agents, JPMORGAN CHASE BANK, N.A., as the Administrative Agent and the Collateral Agent (the “Administrative Agent”), and J.P. Morgan Limited, Barclays Bank PLC and HSBC Securities (USA) Inc., as the Joint Lead Arrangers and Joint Bookrunners.
W I T N E S S E T H :
WHEREAS, the Borrowers and the Administrative Agent have identified an omission of a technical nature in the definition of “Permitted Acquisition” in Section 1.1 of the Credit Agreement;
NOW, THEREFORE, pursuant to Section 10.1 of the Credit Agreement the parties hereto hereby agree as follows:
Section 1.DEFINITIONS.
1.1    Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.
SECTION 2.    ADMINISTRATIVE AMENDMENT PURSUANT TO SECTION 10.1.
2.1    Amendment of the Definition of “Permitted Acquisition”. Pursuant to Section 10.1 of the Credit Agreement, the Borrowers and the Administrative Agent hereby provide written notice to the Lenders that the definition of “Permitted Acquisition” in Section 1.1 of the Credit Agreement is amended to correct a technical omission in the Credit Agreement, which amendment shall become effective without any further action or consent of any Person if the same is not objected to in writing by the Required Lenders within five (5) Business Days following the first date a draft of this Amendment is posted or otherwise provided for review by the Lenders. In accordance with the foregoing, clause (b) of the definition of “Permitted Acquisition” in Section 1.1 is amended to add the text “(other than the New Term Loans)” immediately after the words “if the proceeds of Incremental Term Loans”.
2.2    Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the following conditions shall have been satisfied:
(a)    Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by the Borrowers.

(b)    No objection. This Amendment shall not be objected to in writing by the Required Lenders within five (5) Business Days following the first date a draft of this Amendment is posted or otherwise provided for review by the Lenders.
2.3    Continuing Effect; No Other Waivers or Amendments. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrowers that would require an amendment, waiver or consent of the Administrative Agent, the Collateral Agent or the Lenders except as expressly stated herein. Except as expressly amended, consented to or waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.
2.4    Loan Documents. Each Loan Party executing this Amendment confirms and agrees that notwithstanding the effectiveness of this Amendment, each Loan Document to which such Person is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by this Amendment.
2.5    Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
2.6    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

HANESBRANDS INC.,
as Parent Borrower

By /s/ Donald F. Cook
Name: Donald F. Cook
Title: Treasurer

MFB INTERNATIONAL HOLDINGS S.À R.L.,
as Lux Borrower

By /s/ Donald F. Cook
Name: Donald F. Cook
Title: Category A Manager

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By /s/ James A. Knight
Name: James A. Knight
Title: Vice President